                          THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs                                   William G. Morton, Jr.
CHAIRMAN OF THE BOARD                             DIRECTOR
OF DIRECTORS
                                                  Stefanie V. Chang
Michael F. Klein                                  VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                                  Harold J. Schaaff, Jr.
Peter J. Chase                                    VICE PRESIDENT
DIRECTOR
                                                  Joseph P. Stadler
John W. Croghan                                   VICE PRESIDENT
DIRECTOR
                                                  Valerie Y. Lewis
David B. Gill                                     SECRETARY
DIRECTOR
                                                  Joanna M. Haigney
Graham E. Jones                                   TREASURER
DIRECTOR
                                                  Belinda A. Brady
John A. Levin                                     ASSISTANT TREASURER
DIRECTOR
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.



--------------------------------------------------------------------------------

                          THE PAKISTAN INVESTMENT FUND, INC.

--------------------------------------------------------------------------------



                                 FIRST QUARTER REPORT
                                    MARCH 31, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISOR

LETTER TO SHAREHOLDERS

For the three months ended March 31, 1998, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -11.31% compared to -10.39% for the IFC Global Pakistan Total Return Index (the "Index"). For the one year ended March 31, 1998, and for the period from the Fund's commencement of operations on December 27, 1993 through March 31, 1998, the Fund had a total return, based on net asset value per share, of -5.25% and -61.96%, respectively, compared with -6.75% and -42.70%, respectively, for the Index. On March 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $4 7/16 ,representing a 16.7% discount to the Fund's net asset value per share.

The slight underperformance in the first quarter of 1998 can be attributed primarily to the overweight position in the telecom and banking sectors. Pakistan Telecommunications Corp. Ltd. (PTCL) underperformance was largely due to the initial delay in the appointment of a financial adviser for its privatization. Banking sector stocks like Muslim Commercial Bank (MCB) took the brunt of underperformance, as foreign investors generally steered clear of banking stocks in the aftermath of the Asian Crisis.

In view of continuing market weakness, the Fund remains defensively positioned in large cap liquid blue chips. As of March 31, 1998 the ten largest holdings of the Fund constituted 74.5% of the Fund's assets. In the first quarter of 1998, we reduced the weight of Pakistan State Oil from 11.3% in December, 1997 to 4.3% at March 31, in view of the deterioration in medium-term earnings outlook. Further in view of the problems in the power sector, Hubco's weight was also reduced from 19.5% to 16.3%. On the other hand the weight of the fixed line telecom operator, PTCL was raised from 12.0% to 18.0% based on the expectations of progress in its privatization. Exposure to Lever Brothers, Pakistan, the largest listed consumer non-durables company was also increased.

On the macroeconomic front, GDP growth is expected to pick up in 1997-98 to reach 5.2% compared to 3.1% in the previous financial year, primarily on the back of robust growth in agriculture. Inflation is expected to come down this year to 9% compared to 12% last year. This is largely due to a tight monetary policy stance taken by the central bank (SBP), a general freeze in utility prices as well as a sharp fall in international commodity prices, particularly petroleum products. The budget deficit in the current fiscal year ending June 1998 is likely to be around 5.6% compared to 6.3% last year, thanks to the gain accruing due to the differential between international oil prices and those charged by the government to domestic users. Going into the next fiscal year the main focus of fiscal policy is going to be raising the revenue generation base. We should be seeing new initiatives on documenting the economy, broadening the tax base, reducing subsidies as well as imposing the long awaited GST at the retail stage in the forthcoming June budget.

A key concern for investors in Pakistan is the large debt servicing burden and the vulnerability of forex reserves. The total external debt of Pakistan is around $30 billion U.S. dollars, out of which U.S. $6 billion is in short term debt. Reserves are likely to remain between U.S. $1-1.5 billion over the next quarter or two until some progress is made on the privatization front. Fast track privatization and concurrent restructuring of Pakistan's debt profile whereby short term debt is retired and substituted by 5-10 year obligation is the need of the hour to ease pressure on forex reserves.

On the political front, we feel that the government is likely to contain the damage done by the departure of ANP from the NWFP provincial assembly and should find a consensus solution to its sindh assembly partner, MQM's complaints against its rival group in Karachi. The relationship with the main opposition party PPP however is likely to deteriorate further since the issuance of arrest warrants by the provincial court. Bouts of political instability cannot be ruled out and these will lead to volatility in the stock market.

The corporate sector, after undergoing a sharp squeeze over the last two years, is expected to begin stabilizing by the end of calendar year 1998. This should be driven by improving GDP growth, a rise in development expenditure, significant restructuring in the textile sector as well as recapitalization of public sector banks. In terms of sector focus, we believe that domestically oriented industries are safer bets for the time being.

The Pakistan market has declined, 2.5% in the first quarter of 1998, as corporate earnings are likely to be below expectations and negative sentiments are generated by unclear government policy. Pakistan continues to trade at a discount to regional markets. This is di-rectly linked to heightened country risk perception. While there may be a budget driven rally, any sustainable upward move is not likely until top down risk perception reduces and local and foreign liquidity flows pick up. In view of this outlook, we believe the Fund remains well positioned to protect the downside.

Finally, beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management Inc. (MSAM). The global emerging markets team at MSAM, led by Madhav Dhar and Robert Meyer and consisting of investment professionals specializing in countries and regions throughout the developing world, continues to exercise both overall and day-to-day responsibility of the investment management of the Fund. We would also like to inform you that Landon Thomas, who has previously appeared in these reports, has left MSAM's global emerging markets team and management of your Fund.


Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


April 1998

The Pakistan Investment Fund, Inc.
Investment Summary as of March 31, 1998 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                 TOTAL RETURN (%)
INFORMATION                             ----------------------------------------------------------------------------------
                                           MARKET VALUE (1)             NET ASSET VALUE (2)                INDEX (3)
                                        ----------------------        ----------------------        ----------------------
                                                       AVERAGE                       AVERAGE                       AVERAGE
                                        CUMULATIVE     ANNUAL         CUMULATIVE     ANNUAL         CUMULATIVE     ANNUAL
                                        ----------     -------        ----------     -------        ----------     -------
               FISCAL YEAR TO DATE        -8.97%            --          -11.31%          --           -10.39%          --
               ONE YEAR                  -15.26         -15.26%           -5.25       -5.25%           -6.75        -6.75%
               SINCE INCEPTION*          -68.33         -23.65           -61.96      -20.30           -42.70       -12.26

Past performance is not predictive of future performance.
--------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[GRAPH]


                                                                      YEARS ENDED DECEMBER 31:                          THREE MONTHS
                                                                                                                            ENDED
                                                                                                                          MARCH 31,
                                                 1993*          1994           1995           1996           1997           1998
                                               --------       --------       --------       --------       --------     ------------
Net Asset Value Per Share. . . . . . . . . .   $  14.03       $  11.42       $   6.57       $   4.77       $   6.01       $   5.33
Market Value Per Share . . . . . . . . . . .   $  15.50       $   9.00       $   5.25       $   5.13       $   4.88       $   4.44
Premium/(Discount) . . . . . . . . . . . . .       10.5%         -21.2%         -20.1%           7.5%         -18.8%         -16.7%
Income Dividends . . . . . . . . . . . . . .         --       $   0.03       $   0.00#            --       $   0.01             --
Capital Gains Distributions. . . . . . . . .         --             --       $   0.00#            --             --             --
Fund Total Return (2). . . . . . . . . . . .      -0.50%        -18.36%        -42.43%        -27.40%         26.32%        -11.31%
Index Total Return (3) . . . . . . . . . . .       N/A           -8.51%        -31.14%        -19.46%         26.13%        -10.39%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
  *  The Fund commenced operations on December 27, 1993.
  #  Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

           Short-Term Investments                          6.5%
           Equity Securities                              93.5%

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

           Other                                           9.7%
           Utilities -- Electrical & Gas                  21.3%
           Textiles & Apparel                              6.1%
           Telecommunications                             18.0%
           Automobiles                                     2.3%
           Banking                                         8.7%
           Chemicals                                      12.5%
           Energy Sources                                  9.2%
           Forest Products & Paper                         1.1%
           Health & Personal Care                          8.8%
           Insurance                                       2.3%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                 Percent of
                                                                 Net Assets
                                                                 ----------
 1.  Pakistan Telecommunications Corp.                              18.0%
 2.  Hub Power Co.                                                  16.3
 3.  Fauji Fertilizer Co. Ltd.                                       9.0
 4.  Lever Brothers                                                  8.8
 5.  Muslim Commercial Bank Ltd.                                     4.3
 6.  Pakistan State Oil Co., Ltd.                                    4.3
 7.  Shell Pakistan Ltd.                                             3.6
 8.  Nishat Mills Ltd.                                               3.5
 9.  Engro Chemicals Ltd.                                            3.5
10.  Sui Northern Gas Co.                                            3.2
                                                                    ----
                                                                    74.5%
                                                                    ----
                                                                    ----

*Excludes short-term investments.

INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
MARCH 31, 1998

                                                                        VALUE
                                                     SHARES             (000)
--------------------------------------------------------------------------------
PAKISTANI COMMON STOCKS (91.1%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTOMOBILES (2.3%)
     Pak Suzuki Motor Co., Ltd.                    1,579,000        U.S.$  1,430
                                                                    ------------
--------------------------------------------------------------------------------
BANKING (8.7%)
     Askari Bank                                   2,508,592               1,292
     Faysal Bank Ltd.                              3,510,650               1,403
     Muslim Commercial Bank, Ltd.                  3,905,770               2,654
                                                                    ------------
                                                                           5,349
                                                                    ------------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (0.0%)
     Dandot Cement Co. (Rights)                           62                 -- @
                                                                    ------------
--------------------------------------------------------------------------------
CHEMICALS (12.5%)
     Engro Chemicals Ltd.                            924,748               2,136
     Fauji Fertilizer Co. Ltd.                     2,998,000               5,574
                                                                    ------------
                                                                           7,710
                                                                    ------------
--------------------------------------------------------------------------------
ENERGY SOURCES (9.2%)
     Pakistan Oilfields Ltd.                         471,462                 854
     Pakistan State Oil Co., Ltd.                    452,800               2,635
     Shell Pakistan Ltd.                             336,300               2,209
                                                                    ------------
                                                                           5,698
                                                                    ------------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.8%)
     Orix Leasing                                    520,090                 471
     Trust Modaraba Ltd.                                 100                 -- @
                                                                    ------------
                                                                             471
                                                                    ------------
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.1%)
     Packages Ltd.                                   689,062                 688
                                                                    ------------
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (8.8%)
     Lever Brothers                                  166,180               5,464
                                                                    ------------
--------------------------------------------------------------------------------
INSURANCE (2.3%)
     Adamjee Insurance Co., Ltd.                     773,165               1,425
                                                                    ------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (18.0%)
     Pakistan Telecommunications
       Corp. 'A'                                  16,794,000              11,143
                                                                    ------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (6.1%)
     Artistic Denim Mills Ltd.                     1,250,000                 326
     Crescent Textile Mills Ltd.                   1,325,292                 315
     Gadoon Textile Mills                            670,000                 379
     Ibrahim Fibre Ltd.                            3,390,000                 606
     Nishat Mills Ltd.                             9,157,928               2,136
     Saif Textiles                                       110                 -- @
                                                                    ------------
                                                                           3,762
                                                                    ------------
--------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (21.3%)
     Hub Power Co.                                 9,458,000              10,066
     Sui Northern Gas Co.                          3,676,770               1,949
     Sui Southern Gas Co.                          2,988,692               1,174
                                                                    ------------
                                                                          13,189
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL PAKISTANI COMMON STOCKS
  (Cost U.S.$77,584)                                                      56,329
                                                                    ------------
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.3%)
  Chase Securities, Inc., 5.60%, dated
    3/31/98, due 4/1/98, to be
    repurchased at U.S.$1,445,
    collateralized by U.S.$1,450,
    United States Treasury Notes,
    6.375%, due 3/31/01, valued at
    U.S.$1,479 (Cost U.S.$1,445)              U.S.$    1,445               1,445
                                                                    ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
     CUSTODIAN (4.0%)
     Pakistani Rupee
       (Cost U.S.$2,450)                        PKR  108,915               2,466
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.4%)
     (Cost U.S.$81,479)                                                   60,240
                                                                    ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.6%)
     Other Assets                             U.S.$    4,317
     Liabilities                                      (2,738)              1,579
                                              --------------        ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 11,604,792 issued and
       outstanding U.S.$0.01 par value shares
       (100,000,000 shares authorized)                              U.S.$ 61,819
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           U.S.$   5.33
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------

     @ -- Value is less than U.S.$500.